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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-78666, 33-78668, 333-09299, 333-14817, and
333-18129.

ARTHUR ANDERSEN LLP

Houston, Texas
March 17, 1997